Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2019			2018						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
Sales	$10,816	$11,760	$22,575	$10,037	$10,465	$20,502	$10,794	$10,998	$42,294	12%	10%

Costs, Expenses and Other
Cost of sales	3,052	3,401	6,453	3,184	3,417	6,601	3,619	3,289	13,509	—	-2%
Selling, general and administrative	2,425	2,712	5,138	2,508	2,508	5,016	2,443	2,643	10,102	8%	2%
Research and development	1,931	2,189	4,119	3,196	2,274	5,470	2,068	2,214	9,752	-4%	-25%
Restructuring costs	153	59	212	95	228	323	171	138	632	-74%	-34%
Other (income) expense, net	188	140	327	(291)	(48)	(340)	(172)	110	(402)	*	*
Income Before Taxes	3,067	3,259	6,326	1,345	2,086	3,432	2,665	2,604	8,701	56%	84%
Taxes on Income	205	615	820	604	370	975	707	826	2,508
Net Income	2,862	2,644	5,506	741	1,716	2,457	1,958	1,778	6,193	54%	*
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(53)	(26)	(79)	5	9	14	8	(49)	(27)
Net Income Attributable to Merck & Co., Inc.	$2,915	$2,670	$5,585	$736	$1,707	$2,443	$1,950	$1,827	$6,220	56%	*
Earnings per Common Share Assuming Dilution	$1.12	$1.03	$2.15	$0.27	$0.63	$0.90	$0.73	$0.69	$2.32	63%	*

Average Shares Outstanding Assuming Dilution	2,603	2,588	2,596	2,710	2,696	2,702	2,678	2,634	2,679
Tax Rate	6.7%	18.9%	13.0%	44.9%	17.8%	28.4%	26.5%	31.7%	28.8%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2018

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items (3)		Adjustment Subtotal	Non-GAAP

Cost of sales	$3,417	733		3				736	$2,681
Selling, general and administrative	2,508	16		1				17	2,491
Research and development	2,274	1		3		344		348	1,926
Restructuring costs	228			228				228	—
Other (income) expense, net	(48)	105				(32)		73	(121)
Income Before Taxes	2,086	(855)		(235)		(312)		(1,402)	3,488
Income Tax Provision (Benefit)	370	(113	)(4)	(28	)(4)	(114	)(4)	(255)	625
Net Income	1,716	(742)		(207)		(198)		(1,147)	2,863
Net Income Attributable to Merck & Co., Inc.	1,707	(742)		(207)		(198)		(1,147)	2,854
Earnings per Common Share Assuming Dilution	$0.63	(0.28)		(0.08)		(0.07)		(0.43)	$1.06

Tax Rate	17.8%								17.9%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amount included in cost of sales reflects expenses for the amortization of intangible assets recognized as a result of business acquisitions.  Amount included in selling, general and administrative expenses reflects integration, transaction and certain other costs related to business acquisitions and divestitures.  Amount included in research and development expenses reflects an increase in the estimated fair value measurement of liabilities for contingent consideration.  Amount included in other (income) expense, net reflects an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Amount included in research and development expenses represents a charge for the acquisition of Viralytics Limited.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2018

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items (3)		Adjustment Subtotal	Non-GAAP

Cost of sales	$6,601	1,467		9				1,476	$5,125
Selling, general and administrative	5,016	24		2				26	4,990
Research and development	5,470	2		5		1,744		1,751	3,719
Restructuring costs	323			323				323	—
Other (income) expense, net	(340)	95				(54)		41	(381)
Income Before Taxes	3,432	(1,588)		(339)		(1,690)		(3,617)	7,049
Income Tax Provision (Benefit)	975	(204	)(4)	(49	)(4)	(109	)(4)	(362)	1,337
Net Income	2,457	(1,384)		(290)		(1,581)		(3,255)	5,712
Net Income Attributable to Merck & Co., Inc.	2,443	(1,384)		(290)		(1,581)		(3,255)	5,698
Earnings per Common Share Assuming Dilution	$0.90	(0.51)		(0.11)		(0.59)		(1.21)	$2.11

Tax Rate	28.4%								19.0%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amount included in cost of sales reflects expenses for the amortization of intangible assets recognized as a result of business acquisitions.  Amount included in selling, general and administrative expenses reflects integration, transaction and certain other costs related to business acquisitions and divestitures.  Amount included in research and development expenses reflects an increase in the estimated fair value measurement of liabilities for contingent consideration.  Amount included in other (income) expense, net reflects an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Amount included in research and development expenses represents a $1.4 billion charge related to the formation of a collaboration with Eisai Co., Ltd., as well as a $344 million charge for the acquisition of Viralytics Limited.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2019

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	2Q 2019	2Q 2018	% Change	2Q 2019	2Q 2018	% Change	2Q 2019	2Q 2018	% Change

TOTAL SALES (1)	$11,760	$10,465	12	$5,144	$4,262	21	$6,616	$6,203	7
PHARMACEUTICAL	10,460	9,282	13	4,758	3,841	24	5,702	5,442	5
Oncology
Keytruda	2,634	1,667	58	1,498	959	56	1,136	707	61
Emend	121	148	-18	67	89	-25	54	59	-8
Alliance Revenue - Lynparza (2)	111	44	154	66	31	113	45	13	*
Alliance Revenue - Lenvima (2)	97	35	177	54	19	182	43	16	172
Vaccines (3)
Gardasil / Gardasil 9	886	608	46	456	302	51	430	306	40
ProQuad / M-M-R II / Varivax	675	426	58	500	356	40	174	70	149
RotaTeq	172	156	10	104	99	4	68	57	20
Pneumovax 23	170	193	-12	123	122	1	47	71	-33
Vaqta	58	65	-10	38	42	-9	20	23	-13
Hospital Acute Care
Bridion	278	240	16	129	95	36	149	145	3
Noxafil	193	188	3	100	87	15	93	100	-8
Invanz	78	149	-48	18	87	-80	60	63	-3
Primaxin	71	68	5	0	0	*	70	68	4
Cancidas	67	87	-22	3	4	-24	64	83	-22
Cubicin	67	94	-29	22	48	-54	45	46	-2
Immunology
Simponi	214	233	-8				214	233	-8
Remicade	98	157	-37				98	157	-37
Neuroscience
Belsomra	76	71	8	21	29	-26	55	42	31
Virology
Isentress / Isentress HD	247	305	-19	94	132	-28	153	174	-12
Zepatier	108	113	-5	39	-10	*	68	123	-44
Cardiovascular
Zetia	156	226	-31	6	8	-27	150	218	-31
Vytorin	76	155	-51	3	3	28	73	152	-52
Atozet	92	101	-9				92	101	-9
Adempas	104	75	39				104	75	39
Diabetes (4)
Januvia	908	949	-4	471	503	-6	437	446	-2
Janumet	533	585	-9	166	209	-20	366	377	-3
Women’s Health
NuvaRing	240	236	2	206	187	10	34	49	-30
Implanon / Nexplanon	183	174	6	136	114	20	48	60	-21
Diversified Brands
Singulair	160	185	-13	8	5	58	153	180	-15
Cozaar / Hyzaar	109	125	-13	6	7	-14	103	118	-13
Arcoxia	75	84	-11				75	84	-11
Nasonex	72	81	-11	-1		*	73	81	-9
Follistim AQ	63	70	-10	24	27	-13	39	43	-8
Other Pharmaceutical (5)	1,268	1,189	7	401	287	40	869	902	-4

ANIMAL HEALTH	1,124	1,090	3	335	311	8	789	779	1
Livestock	671	633	6	145	107	35	526	526
Companion Animals	453	457	-1	190	204	-7	263	253	4

Other Revenues (6)	176	93	88	51	110	-53	125	-18	*

* 200% or greater

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $2,037 million and $1,533 million on a global basis for second quarter 2019 and 2018, respectively.

(4) Total Diabetes sales were $1,480 million and $1,571 million on a global basis for second quarter 2019 and 2018, respectively.

(5) Includes Pharmaceutical products not individually shown above.

(6) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2019

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	June YTD 2019	June YTD 2018	% Change	June YTD 2019	June YTD 2018	% Change	June YTD 2019	June YTD 2018	% Change

TOTAL SALES (1)	$22,575	$20,502	10	$9,659	$8,395	15	$12,917	$12,107	7
PHARMACEUTICAL	20,123	18,201	11	8,933	7,557	18	11,190	10,644	5
Oncology
Keytruda	4,903	3,131	57	2,782	1,797	55	2,121	1,333	59
Emend	237	273	-13	130	168	-23	107	105	2
Alliance Revenue - Lynparza (2)	190	76	149	116	55	112	74	22	*
Alliance Revenue - Lenvima (2)	171	35	*	104	19	*	67	16	*
Vaccines (3)
Gardasil / Gardasil 9	1,724	1,269	36	818	682	20	906	586	55
ProQuad / M-M-R II / Varivax	1,171	818	43	843	668	26	328	150	118
RotaTeq	383	349	10	258	250	3	125	99	26
Pneumovax 23	355	372	-4	248	234	6	107	137	-22
Vaqta	105	101	4	67	60	12	39	42	-7
Hospital Acute Care
Bridion	533	444	20	248	175	41	285	269	6
Noxafil	383	363	5	191	168	14	192	195	-2
Cubicin	155	192	-19	64	95	-32	91	97	-7
Invanz	150	300	-50	31	177	-82	118	123	-3
Primaxin	130	140	-7	1	5	-87	129	135	-4
Cancidas	129	178	-28	4	7	-44	125	171	-27
Immunology
Simponi	422	464	-9				422	464	-9
Remicade	221	324	-32				221	324	-32
Neuroscience
Belsomra	143	125	15	45	52	-14	98	73	35
Virology
Isentress / Isentress HD	502	586	-14	202	260	-22	300	326	-8
Zepatier	221	243	-9	72	-10	*	149	253	-41
Cardiovascular
Zetia	296	531	-44	6	25	-76	290	505	-43
Vytorin	174	322	-46	6	11	-41	167	311	-46
Atozet	186	174	7				186	174	7
Adempas	194	143	36				194	143	36
Diabetes (4)
Januvia	1,732	1,829	-5	855	968	-12	877	862	2
Janumet	1,063	1,129	-6	333	401	-17	730	729
Women’s Health
NuvaRing	459	452	2	391	357	9	68	95	-28
Implanon / Nexplanon	382	348	10	285	242	18	98	106	-8
Diversified Brands
Singulair	352	360	-2	13	11	25	338	350	-3
Cozaar / Hyzaar	213	245	-13	10	14	-27	202	231	-12
Nasonex	168	203	-17	-2	2	-199	170	201	-16
Arcoxia	149	166	-10				149	166	-10
Follistim AQ	121	138	-12	53	56	-5	67	81	-17
Other Pharmaceutical (5)	2,406	2,378	1	759	608	25	1,650	1,770	-7

ANIMAL HEALTH	2,149	2,155		628	618	2	1,521	1,537	-1
Livestock	1,282	1,286		261	231	13	1,021	1,055	-3
Companion Animals	867	869		367	387	-5	500	482	4

Other Revenues (6)	303	146	107	98	220	-55	206	-74	*

* 200% or greater

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $3,924 million and $3,094 million on a global basis for second quarter 2019 and 2018, respectively.

(4) Total Diabetes sales were $2,882 million and $3,003 million on a global basis for second quarter 2019 and 2018, respectively.

(5) Includes Pharmaceutical products not individually shown above.

(6) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2019			2018
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	% Change 2Q

TOTAL PHARMACEUTICAL	$9,663	$10,460	$20,123	$8,919	$9,282	$18,201	$9,658	$9,830	$37,689	13

United States	4,175	4,758	8,933	3,716	3,841	7,557	4,649	4,402	16,608	24
% Pharmaceutical Sales	43.2%	45.5%	44.4%	41.7%	41.4%	41.5%	48.1%	44.8%	44.1%

Europe (1)	2,335	2,301	4,636	2,402	2,322	4,724	2,114	2,237	9,076	-1
% Pharmaceutical Sales	24.2%	22.0%	23.0%	26.9%	25.0%	26.0%	21.9%	22.8%	24.1%

Japan	779	900	1,679	718	834	1,552	740	835	3,127	8
% Pharmaceutical Sales	8.1%	8.6%	8.3%	8.1%	9.0%	8.5%	7.7%	8.5%	8.3%

Asia Pacific	1,367	1,351	2,718	1,112	1,224	2,336	1,054	1,199	4,589	10
% Pharmaceutical Sales	14.1%	12.9%	13.5%	12.5%	13.2%	12.8%	10.9%	12.2%	12.2%

China	725	745	1,470	459	530	989	488	601	2,077	41
% Pharmaceutical Sales	7.5%	7.1%	7.3%	5.1%	5.7%	5.4%	5.1%	6.1%	5.5%

Latin America	427	523	950	398	459	856	493	530	1,880	14
% Pharmaceutical Sales	4.4%	5.0%	4.7%	4.5%	4.9%	4.7%	5.1%	5.4%	5.0%

Eastern Europe/Middle East Africa	343	388	731	335	356	691	347	349	1,388	9
% Pharmaceutical Sales	3.6%	3.7%	3.6%	3.8%	3.8%	3.8%	3.6%	3.6%	3.7%

Canada	177	179	356	196	192	388	177	211	776	-7
% Pharmaceutical Sales	1.8%	1.7%	1.8%	2.2%	2.1%	2.1%	1.8%	2.1%	2.1%

Other	60	60	120	42	54	96	84	67	245	11
% Pharmaceutical Sales	0.6%	0.6%	0.6%	0.5%	0.6%	0.5%	0.9%	0.7%	0.7%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	2Q19	2Q18	June YTD 2019	June YTD 2018
Interest income	$(75)	$(81)	$(164)	$(165)
Interest expense	233	194	442	379
Exchange losses	27	71	128	77
Income from investments in equity securities, net (1)	(58)	(153)	(32)	(178)
Net periodic defined benefit plan (credit) cost other than service cost	(140)	(130)	(281)	(265)
Other, net	153	51	234	(188)
Total	$140	$(48)	$327	$(340)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.